Exhibit 99.2

Ovintiv Inc.

Interim Selected Financial Information

(unaudited)

For the period ended June 30, 2026

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions, except per share amounts)	2026	2025	2026	2025

Revenues
Product and service revenues	$2,297	$1,764	$4,518	$3,729
Sales of purchased product	575	450	931	860
Gains (losses) on risk management, net	122	87	59	71
Sublease revenues	19	17	37	35
Total Revenues	3,013	2,318	5,545	4,695

Operating Expenses
Production, mineral and other taxes	81	73	160	160
Transportation and processing	540	435	1,011	833
Operating	183	219	410	424
Purchased product	563	440	907	842
Depreciation, depletion and amortization	519	556	1,080	1,101
Impairments	-	-	1,485	730
Accretion of asset retirement obligation	7	8	14	14
Administrative	126	76	238	169
Total Operating Expenses	2,019	1,807	5,305	4,273
Operating Income (Loss)	994	511	240	422

Other (Income) Expenses
Interest	100	95	204	192
Foreign exchange (gain) loss, net	23	22	21	32
(Gain) loss on divestitures, net	337	-	337	-
Other (gains) losses, net	(5)	(5)	(34)	(8)
Total Other (Income) Expenses	455	112	528	216
Net Earnings (Loss) Before Income Tax	539	399	(288)	206
Income tax expense (recovery)	83	92	(114)	58
Net Earnings (Loss)	$456	$307	$(174)	$148

Net Earnings (Loss) per Share of Common Stock
Basic	$1.63	$1.19	$(0.63)	$0.57
Diluted	1.62	1.18	(0.63)	0.57
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	280.0	259.0	274.1	259.7
Diluted	281.9	260.1	274.1	261.6

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2026	2025	2026	2025

Net Earnings (Loss)	$456	$307	$(174)	$148
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(99)	194	(185)	202
Pension and other post-employment benefit plans	(1)	(1)	(2)	(2)
Other Comprehensive Income (Loss)	(100)	193	(187)	200
Comprehensive Income (Loss)	$356	$500	$(361)	$348

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	June 30,	December 31,
(US$ millions)	2026	2025

Assets
Current Assets
Cash and cash equivalents	$700	$35
Accounts receivable and accrued revenues (net of allowances
of $6 million (2025: $6 million))	1,302	1,128
Investment in marketable securities	-	245
Risk management	187	86
Income tax receivable	60	29
	2,249	1,523
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	60,174	70,133
Unproved properties	624	434
Other	947	864
Property, plant and equipment	61,745	71,431
Less: Accumulated depreciation, depletion and amortization	(48,542)	(57,187)
Property, plant and equipment, net	13,203	14,244
Other Assets	1,290	1,299
Risk Management	185	4
Deferred Income Taxes	29	744
Goodwill	2,324	2,576
	$19,280	$20,390

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,093	$1,861
Current portion of operating lease liabilities	105	117
Income tax payable	2	5
Risk management	32	2
Current portion of long-term debt	-	810
	2,232	2,795
Long-Term Debt	3,695	4,392
Operating Lease Liabilities	1,118	1,105
Other Liabilities and Provisions	220	100
Risk Management	14	13
Asset Retirement Obligation	385	388
Deferred Income Taxes	117	402
	7,781	9,195

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2026 issued and outstanding: 276.6 million shares (2025: 253.3 million shares)	3	3
Paid in surplus	8,613	7,779
Retained earnings	2,097	2,440
Accumulated other comprehensive income	786	973
Total Shareholders’ Equity	11,499	11,195
	$19,280	$20,390

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2026	2025	2026	2025

Operating Activities
Net earnings (loss)	$456	$307	$(174)	$148
Depreciation, depletion and amortization	519	556	1,080	1,101
Impairments	-	-	1,485	730
Accretion of asset retirement obligation	7	8	14	14
Deferred income taxes	61	66	(149)	(11)
Unrealized (gain) loss on risk management	(190)	(54)	(137)	(8)
Unrealized foreign exchange (gain) loss	29	2	28	(43)
Foreign exchange (gain) loss on settlements	2	1	1	(41)
(Gain) loss on divestitures, net	337	-	337	-
Other	35	27	10	27
Net change in other assets and liabilities	(4)	(11)	(18)	(22)
Net change in non-cash working capital	380	111	211	(9)
Cash From (Used in) Operating Activities	1,632	1,013	2,688	1,886

Investing Activities
Capital expenditures	(574)	(521)	(1,179)	(1,138)
Acquisitions	(14)	(3)	(21)	(2,313)
Corporate acquisition, net of cash acquired	-	-	(1,192)	-
Proceeds from divestitures	2,822	12	2,829	1,896
Net change in investments and other	(15)	(46)	44	102
Cash From (Used in) Investing Activities	2,219	(558)	481	(1,453)

Financing Activities
Net issuance (repayment) of revolving debt	(877)	396	(580)	481
Issuance of debt under the Term Credit Agreement	-	-	1,151	-
Repayment of debt under the Term Credit Agreement	(1,151)	-	(1,151)	-
Repayment of long-term debt	(720)	(600)	(1,179)	(600)
Purchase of shares of common stock	(345)	(147)	(429)	(147)
Dividends on shares of common stock	(84)	(77)	(169)	(155)
Other	1	(2)	(147)	(21)
Cash From (Used in) Financing Activities	(3,176)	(430)	(2,504)	(442)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(1)	(13)	-	(13)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	674	12	665	(22)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	26	8	35	42
Cash, Cash Equivalents and Restricted Cash, End of Period	$700	$20	$700	$20

Cash, End of Period	$31	$19	$31	$19
Cash Equivalents, End of Period	669	1	669	1
Restricted Cash, End of Period	-	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$700	$20	$700	$20

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended June 30, 2026

U.S. Dollar / U.S. Protocol

Second quarter report

for the period ended June 30, 2026

Supplemental Financial Information (unaudited)

Financial Results

	2026			2025
(US$ millions, unless otherwise specified)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Net Earnings (Loss)	(174)	456	(630)	1,242	946	148	148	307	(159)

Per share - basic (1)	(0.63)	1.63	(2.35)	4.83	3.73	0.58	0.57	1.19	(0.61)
Per share - diluted (1)	(0.63)	1.62	(2.35)	4.78	3.70	0.57	0.57	1.18	(0.61)

Non-GAAP Adjusted Earnings (2)	1,028	491	537	1,257	355	267	635	265	370

Per share - basic (1)	3.75	1.75	2.00	4.89	1.40	1.04	2.45	1.02	1.42
Per share - diluted (1)	3.75	1.74	2.00	4.84	1.39	1.03	2.43	1.02	1.42

Non-GAAP Cash Flow (3)	2,495	1,256	1,239	3,785	973	895	1,917	913	1,004

Per share - basic (1)	9.10	4.49	4.62	14.72	3.84	3.49	7.38	3.53	3.86
Per share - diluted (1)	9.10	4.46	4.62	14.57	3.81	3.47	7.33	3.51	3.86

Foreign Exchange Rates (C$ per US$1)
Average	1.378	1.384	1.372	1.398	1.395	1.377	1.409	1.384	1.435
Period end	1.421	1.421	1.394	1.371	1.371	1.392	1.364	1.364	1.438

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	(288)	539	(827)	770	372	192	206	399	(193)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	137	190	(53)	6	18	(20)	8	54	(46)
Impairments	(1,485)	-	(1,485)	(920)	(49)	(141)	(730)	-	(730)
Non-operating foreign exchange gain (loss)	(29)	(31)	2	85	(1)	2	84	(3)	87
Gain (loss) on divestitures	(337)	(337)	-	-	-	-	-	-	-
Adjusted Earnings (Loss) Before Income Tax	1,426	717	709	1,599	404	351	844	348	496
Income tax expense (recovery) (4)	398	226	172	342	49	84	209	83	126

Non-GAAP Adjusted Earnings (2)	1,028	491	537	1,257	355	267	635	265	370

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	2,688	1,632	1,056	3,652	954	812	1,886	1,013	873
(Add back) Deduct:
Net change in other assets and liabilities	(18)	(4)	(14)	(40)	(11)	(7)	(22)	(11)	(11)
Net change in non-cash working capital	211	380	(169)	(93)	(8)	(76)	(9)	111	(120)

Non-GAAP Cash Flow (3)	2,495	1,256	1,239	3,785	973	895	1,917	913	1,004

(1)
Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2026			2025
(millions)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	274.1	280.0	268.2	257.2	253.3	256.2	259.7	259.0	260.4

Diluted	274.1	281.9	268.2	259.7	255.6	258.1	261.6	260.1	260.4
(2)
Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.
(3)
Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)
Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2025 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics

	2026	2025
	Year-to- date	Year

Debt to Capitalization	24%	32%
Debt to Adjusted Capitalization (1)	16%	22%
Debt to EBITDA (1)	1.3x	1.6x
Debt to Adjusted EBITDA (1)	0.8x	1.2x
(1)
Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2026			2025
(average)	% of Oil & NGLs	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)	43	132.4	123.0	141.8	142.7	140.9	137.6	146.3	142.0	150.5
NGLs - Plant Condensate (Mbbls/d)	27	83.1	82.8	83.5	66.7	67.8	74.2	62.2	69.2	55.2
Oil & Plant Condensate (Mbbls/d)	70	215.5	205.8	225.3	209.4	208.7	211.8	208.5	211.2	205.7
Butane (Mbbls/d)	8	24.2	22.3	26.1	23.2	23.7	23.6	22.7	23.3	22.2
Propane (Mbbls/d)	12	35.4	31.7	39.1	36.0	37.0	37.4	34.7	36.3	33.1
Ethane (Mbbls/d)	10	31.3	28.4	34.4	35.6	36.5	36.7	34.7	35.9	33.4
NGLs - Other (Mbbls/d)	30	90.9	82.4	99.6	94.8	97.2	97.7	92.1	95.5	88.7
Oil & NGLs (Mbbls/d)	100	306.4	288.2	324.9	304.2	305.9	309.5	300.6	306.7	294.4

Natural Gas (MMcf/d)		2,041	1,959	2,124	1,862	1,905	1,925	1,807	1,851	1,764

Total (MBOE/d)		646.6	614.6	678.9	614.5	623.4	630.4	601.9	615.3	588.3

Production Volumes by Segment

	2026			2025
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)
USA Operations	131.8	122.6	141.2	142.3	140.4	137.0	146.0	141.6	150.3
Canadian Operations	0.6	0.4	0.6	0.4	0.5	0.6	0.3	0.4	0.2
	132.4	123.0	141.8	142.7	140.9	137.6	146.3	142.0	150.5

NGLs - Plant Condensate (Mbbls/d)
USA Operations	9.2	7.2	11.3	11.3	11.7	11.7	10.8	11.4	10.3
Canadian Operations	73.9	75.6	72.2	55.4	56.1	62.5	51.4	57.8	44.9
	83.1	82.8	83.5	66.7	67.8	74.2	62.2	69.2	55.2

Oil & Plant Condensate (Mbbls/d)
USA Operations	141.0	129.8	152.5	153.6	152.1	148.7	156.8	153.0	160.6
Canadian Operations	74.5	76.0	72.8	55.8	56.6	63.1	51.7	58.2	45.1
	215.5	205.8	225.3	209.4	208.7	211.8	208.5	211.2	205.7

NGLs - Other (Mbbls/d)
USA Operations	65.1	55.6	74.8	76.0	78.8	77.9	73.6	76.8	70.4
Canadian Operations	25.8	26.8	24.8	18.8	18.4	19.8	18.5	18.7	18.3
	90.9	82.4	99.6	94.8	97.2	97.7	92.1	95.5	88.7

NGLs - Total (Mbbls/d)
USA Operations	74.3	62.8	86.1	87.3	90.5	89.6	84.4	88.2	80.7
Canadian Operations	99.7	102.4	97.0	74.2	74.5	82.3	69.9	76.5	63.2
	174.0	165.2	183.1	161.5	165.0	171.9	154.3	164.7	143.9

Oil & NGLs (Mbbls/d)
USA Operations	206.1	185.4	227.3	229.6	230.9	226.6	230.4	229.8	231.0
Canadian Operations	100.3	102.8	97.6	74.6	75.0	82.9	70.2	76.9	63.4
	306.4	288.2	324.9	304.2	305.9	309.5	300.6	306.7	294.4

Natural Gas (MMcf/d)
USA Operations	424	329	520	515	528	512	509	508	510
Canadian Operations	1,617	1,630	1,604	1,347	1,377	1,413	1,298	1,343	1,254
	2,041	1,959	2,124	1,862	1,905	1,925	1,807	1,851	1,764

Total (MBOE/d)
USA Operations	276.9	240.2	314.0	315.3	318.8	311.9	315.3	314.7	315.9
Canadian Operations	369.7	374.4	364.9	299.2	304.6	318.5	286.6	300.6	272.4
	646.6	614.6	678.9	614.5	623.4	630.4	601.9	615.3	588.3

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2026			2025
(US$ millions)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	2,047	1,124	923	3,413	772	835	1,806	831	975
NGLs (2)	305	143	162	693	162	164	367	177	190
Natural Gas	142	1	141	447	102	96	249	104	145
	2,494	1,268	1,226	4,553	1,036	1,095	2,422	1,112	1,310
Realized Gains (Losses) on Risk Management (3)
Oil	(126)	(103)	(23)	40	27	4	9	9	-
NGLs (2)	-	-	-	8	5	3	-	-	-
Natural Gas	-	-	-	3	1	2	-	-	-
	(126)	(103)	(23)	51	33	9	9	9	-

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	7	2	5	10	3	3	4	2	2
NGLs (2)	1,242	719	523	1,422	329	403	690	367	323
Natural Gas	764	304	460	1,159	337	221	601	274	327
	2,013	1,025	988	2,591	669	627	1,295	643	652
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-
NGLs (2)	(20)	(15)	(5)	-	-	-	-	-	-
Natural Gas	68	50	18	115	24	37	54	24	30
	48	35	13	115	24	37	54	24	30

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Excludes realized gains or losses from foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2026			2025
(US$/BOE)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Total USA Operations Netback
Price	49.78	58.01	43.41	39.54	35.32	38.17	42.40	38.81	46.02
Production, mineral and other taxes	2.83	3.22	2.53	2.30	1.67	2.29	2.64	2.36	2.91
Transportation and processing	4.10	4.12	4.08	3.91	3.96	3.74	3.96	4.01	3.92
Operating	6.15	6.09	6.20	6.01	6.00	6.07	5.99	6.03	5.97
Netback	36.70	44.58	30.60	27.32	23.69	26.07	29.81	26.41	33.22

Total Canadian Operations Netback
Price	30.08	30.10	30.06	23.73	23.92	21.39	24.95	23.47	26.59
Production, mineral and other taxes	0.26	0.28	0.24	0.19	0.17	0.20	0.19	0.21	0.16
Transportation and processing	11.71	12.89	10.49	11.31	11.14	11.35	11.38	11.40	11.37
Operating	1.49	1.42	1.56	1.48	1.50	1.39	1.52	1.56	1.46
Netback	16.62	15.51	17.77	10.75	11.11	8.45	11.86	10.30	13.60

Total Operations Netback
Price	38.51	41.00	36.24	31.85	29.75	29.69	34.10	31.32	37.03
Production, mineral and other taxes	1.36	1.43	1.30	1.27	0.94	1.24	1.47	1.31	1.64
Transportation and processing	8.45	9.47	7.53	7.51	7.47	7.59	7.50	7.62	7.36
Operating	3.49	3.25	3.71	3.80	3.80	3.71	3.86	3.84	3.89
Netback	25.21	26.85	23.70	19.27	17.54	17.15	21.27	18.55	24.14

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-Unit Results

	2026			2025
(US$/BOE)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Administrative Expense (1)	2.03	2.25	1.84	1.48	1.47	1.34	1.56	1.37	1.75
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, Transaction and Legal Costs (1) (2)	1.29	1.28	1.31	1.26	1.32	1.17	1.28	1.19	1.36

(1)
Additional information on administrative expenses can be found in the Results of Operations section of Management's Discussion and Analysis included in Part I, Item 2 of Ovintiv's Quarterly Report on Form 10-Q.
(2)
Transaction costs refer to costs primarily incurred to facilitate the NuVista Acquisition as defined in Note 9 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2026			2025
(US$)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	85.78	100.78	72.62	65.66	59.82	66.23	68.24	64.50	71.79
Canadian Operations	73.30	75.39	71.82	63.17	57.79	64.35	66.40	63.42	71.46
Total Operations	85.74	100.69	72.62	65.65	59.81	66.22	68.24	64.50	71.79

NGLs - Plant Condensate Price ($/bbl)
USA Operations	65.03	77.39	57.10	50.99	46.21	49.67	54.34	50.76	58.35
Canadian Operations	83.25	94.20	71.66	62.22	56.47	62.81	65.05	62.76	68.02
Total Operations	81.24	92.75	69.69	60.32	54.69	60.73	63.18	60.79	66.22

Oil & Plant Condensate Price ($/bbl)
USA Operations	84.43	99.49	71.47	64.58	58.77	64.92	67.28	63.48	70.93
Canadian Operations	83.18	94.10	71.66	62.23	56.48	62.82	65.05	62.77	68.04
Total Operations	84.00	97.50	71.53	63.95	58.15	64.30	66.73	63.28	70.30

NGLs - Other Price ($/bbl)
USA Operations	16.68	18.19	15.54	17.40	15.43	15.46	19.52	17.52	21.70
Canadian Operations	27.46	28.90	25.90	23.94	23.02	22.62	25.12	21.44	28.92
Total Operations	19.73	21.67	18.12	18.70	16.87	16.91	20.64	18.28	23.21

NGLs - Total Price ($/bbl)
USA Operations	22.66	24.94	20.98	21.75	19.43	19.93	23.99	21.81	26.40
Canadian Operations	68.83	77.15	59.97	52.53	48.21	53.16	54.49	52.68	56.71
Total Operations	49.11	57.30	41.64	35.88	32.42	35.83	37.79	36.14	39.71

Oil & NGLs Price ($/bbl)
USA Operations	63.02	75.10	53.06	48.97	43.98	47.92	52.03	48.11	55.97
Canadian Operations	68.86	77.14	60.05	52.59	48.27	53.24	54.54	52.73	56.76
Total Operations	64.93	75.83	55.16	49.86	45.04	49.34	52.62	49.27	56.14

Natural Gas Price ($/Mcf)
USA Operations	1.86	0.03	3.03	2.38	2.10	2.04	2.70	2.26	3.15
Canadian Operations	2.61	2.05	3.19	2.36	2.66	1.70	2.56	2.24	2.91
Total Operations	2.45	1.71	3.14	2.36	2.50	1.79	2.60	2.24	2.98

Total Price ($/BOE)
USA Operations	49.78	58.01	43.41	39.54	35.32	38.17	42.40	38.81	46.02
Canadian Operations	30.08	30.10	30.06	23.73	23.92	21.39	24.95	23.47	26.59
Total Operations	38.51	41.00	36.24	31.85	29.75	29.69	34.10	31.32	37.03

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2026			2025
(US$)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil ($/bbl)
USA Operations	(5.27)	(9.20)	(1.84)	0.77	2.09	0.29	0.35	0.73	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	(5.26)	(9.16)	(1.84)	0.77	2.08	0.29	0.35	0.73	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-
Canadian Operations	(1.49)	(2.20)	(0.74)	-	-	-	-	-	-
Total Operations	(1.32)	(2.01)	(0.63)	-	-	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(4.93)	(8.69)	(1.70)	0.72	1.93	0.27	0.33	0.67	-
Canadian Operations	(1.48)	(2.18)	(0.74)	-	-	-	-	-	-
Total Operations	(3.74)	(6.28)	(1.39)	0.53	1.40	0.19	0.25	0.49	-

NGLs - Other ($/bbl)
USA Operations	-	-	-	0.30	0.71	0.39	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	0.24	0.57	0.31	-	-	-

NGLs - Total ($/bbl)
USA Operations	-	-	-	0.26	0.61	0.34	-	-	-
Canadian Operations	(1.10)	(1.63)	(0.55)	-	-	-	-	-	-
Total Operations	(0.63)	(1.01)	(0.29)	0.15	0.34	0.18	-	-	-

Oil & NGLs ($/bbl)
USA Operations	(3.37)	(6.08)	(1.14)	0.58	1.52	0.31	0.24	0.47	-
Canadian Operations	(1.10)	(1.61)	(0.55)	-	-	-	-	-	-
Total Operations	(2.63)	(4.49)	(0.96)	0.43	1.14	0.23	0.18	0.35	-

Natural Gas ($/Mcf)
USA Operations	-	-	-	0.02	0.02	0.04	-	-	-
Canadian Operations	0.23	0.33	0.12	0.23	0.19	0.29	0.23	0.20	0.26
Total Operations	0.18	0.28	0.10	0.18	0.15	0.22	0.16	0.14	0.18

Total ($/BOE)
USA Operations	(2.50)	(4.68)	(0.81)	0.45	1.14	0.28	0.17	0.34	-
Canadian Operations	0.72	1.04	0.41	1.05	0.83	1.28	1.03	0.87	1.22
Total Operations	(0.67)	(1.21)	(0.16)	0.74	0.99	0.79	0.57	0.59	0.56

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2026			2025
(US$)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	80.51	91.58	70.78	66.43	61.91	66.52	68.59	65.23	71.79
Canadian Operations	73.30	75.39	71.82	63.17	57.79	64.35	66.40	63.42	71.46
Total Operations	80.48	91.53	70.78	66.42	61.89	66.51	68.59	65.23	71.79

NGLs - Plant Condensate Price ($/bbl)
USA Operations	65.03	77.39	57.10	50.99	46.21	49.67	54.34	50.76	58.35
Canadian Operations	81.76	92.00	70.92	62.22	56.47	62.81	65.05	62.76	68.02
Total Operations	79.92	90.74	69.06	60.32	54.69	60.73	63.18	60.79	66.22

Oil & Plant Condensate Price ($/bbl)
USA Operations	79.50	90.80	69.77	65.30	60.70	65.19	67.61	64.15	70.93
Canadian Operations	81.70	91.92	70.92	62.23	56.48	62.82	65.05	62.77	68.04
Total Operations	80.26	91.22	70.14	64.48	59.55	64.49	66.98	63.77	70.30

NGLs - Other Price ($/bbl)
USA Operations	16.68	18.19	15.54	17.70	16.14	15.85	19.52	17.52	21.70
Canadian Operations	27.46	28.90	25.90	23.94	23.02	22.62	25.12	21.44	28.92
Total Operations	19.73	21.67	18.12	18.94	17.44	17.22	20.64	18.28	23.21

NGLs - Total Price ($/bbl)
USA Operations	22.66	24.94	20.98	22.01	20.04	20.27	23.99	21.81	26.40
Canadian Operations	67.73	75.52	59.42	52.53	48.21	53.16	54.49	52.68	56.71
Total Operations	48.48	56.29	41.35	36.03	32.76	36.01	37.79	36.14	39.71

Oil & NGLs Price ($/bbl)
USA Operations	59.65	69.02	51.92	49.55	45.50	48.23	52.27	48.58	55.97
Canadian Operations	67.76	75.53	59.50	52.59	48.27	53.24	54.54	52.73	56.76
Total Operations	62.30	71.34	54.20	50.29	46.18	49.57	52.80	49.62	56.14

Natural Gas Price ($/Mcf)
USA Operations	1.86	0.03	3.03	2.40	2.12	2.08	2.70	2.26	3.15
Canadian Operations	2.84	2.38	3.31	2.59	2.85	1.99	2.79	2.44	3.17
Total Operations	2.63	1.99	3.24	2.54	2.65	2.01	2.76	2.38	3.16

Total Price ($/BOE)
USA Operations	47.28	53.33	42.60	39.99	36.46	38.45	42.57	39.15	46.02
Canadian Operations	30.80	31.14	30.47	24.78	24.75	22.67	25.98	24.34	27.81
Total Operations	37.84	39.79	36.08	32.59	30.74	30.48	34.67	31.91	37.59

Total Netback ($/BOE)
USA Operations	34.20	39.90	29.79	27.77	24.83	26.35	29.98	26.75	33.22
Canadian Operations	17.34	16.55	18.18	11.80	11.94	9.73	12.89	11.17	14.82
Total Operations	24.54	25.64	23.54	20.01	18.53	17.94	21.84	19.14	24.70

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2026			2025
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	120.0	120.5	119.5	118.6	116.6	113.8	122.1	118.3	126.0
Anadarko (1)	11.6	2.0	21.4	22.2	23.7	23.1	21.0	23.2	18.9
Other (2)	0.2	0.1	0.3	1.5	0.1	0.1	2.9	0.1	5.4
Total USA Operations	131.8	122.6	141.2	142.3	140.4	137.0	146.0	141.6	150.3

Canadian Operations
Montney	0.6	0.4	0.6	0.4	0.5	0.6	0.3	0.4	0.2
Other (2)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.6	0.4	0.6	0.4	0.5	0.6	0.3	0.4	0.2

Total	132.4	123.0	141.8	142.7	140.9	137.6	146.3	142.0	150.5

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	6.3	6.8	6.0	5.9	6.0	6.0	5.7	6.1	5.3
Anadarko (1)	2.9	0.4	5.3	5.4	5.7	5.7	5.1	5.3	4.9
Other (2)	-	-	-	-	-	-	-	-	0.1
Total USA Operations	9.2	7.2	11.3	11.3	11.7	11.7	10.8	11.4	10.3

Canadian Operations
Montney	73.9	75.6	72.1	55.3	56.1	62.5	51.2	57.7	44.6
Other (2)	-	-	0.1	0.1	-	-	0.2	0.1	0.3
Total Canadian Operations	73.9	75.6	72.2	55.4	56.1	62.5	51.4	57.8	44.9

Total	83.1	82.8	83.5	66.7	67.8	74.2	62.2	69.2	55.2

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	126.3	127.3	125.5	124.5	122.6	119.8	127.8	124.4	131.3
Anadarko (1)	14.5	2.4	26.7	27.6	29.4	28.8	26.1	28.5	23.8
Other (2)	0.2	0.1	0.3	1.5	0.1	0.1	2.9	0.1	5.5
Total USA Operations	141.0	129.8	152.5	153.6	152.1	148.7	156.8	153.0	160.6

Canadian Operations
Montney	74.5	76.0	72.7	55.7	56.6	63.1	51.5	58.1	44.8
Other (2)	-	-	0.1	0.1	-	-	0.2	0.1	0.3
Total Canadian Operations	74.5	76.0	72.8	55.8	56.6	63.1	51.7	58.2	45.1

Total	215.5	205.8	225.3	209.4	208.7	211.8	208.5	211.2	205.7

(1)
Production volumes associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026			2025
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	50.7	52.8	48.6	46.6	49.7	45.9	45.4	46.3	44.5
Anadarko (1)	14.4	2.8	26.2	29.3	29.1	32.0	28.1	30.6	25.7
Other (2)	-	-	-	0.1	-	-	0.1	(0.1)	0.2
Total USA Operations	65.1	55.6	74.8	76.0	78.8	77.9	73.6	76.8	70.4

Canadian Operations
Montney	25.8	26.8	24.8	18.8	18.4	19.8	18.5	18.7	18.3
Other (2)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	25.8	26.8	24.8	18.8	18.4	19.8	18.5	18.7	18.3

Total	90.9	82.4	99.6	94.8	97.2	97.7	92.1	95.5	88.7

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	57.0	59.6	54.6	52.5	55.7	51.9	51.1	52.4	49.8
Anadarko (1)	17.3	3.2	31.5	34.7	34.8	37.7	33.2	35.9	30.6
Other (2)	-	-	-	0.1	-	-	0.1	(0.1)	0.3
Total USA Operations	74.3	62.8	86.1	87.3	90.5	89.6	84.4	88.2	80.7

Canadian Operations
Montney	99.7	102.4	96.9	74.1	74.5	82.3	69.7	76.4	62.9
Other (2)	-	-	0.1	0.1	-	-	0.2	0.1	0.3
Total Canadian Operations	99.7	102.4	97.0	74.2	74.5	82.3	69.9	76.5	63.2

Total	174.0	165.2	183.1	161.5	165.0	171.9	154.3	164.7	143.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	177.0	180.1	174.1	171.1	172.3	165.7	173.2	170.7	175.8
Anadarko (1)	28.9	5.2	52.9	56.9	58.5	60.8	54.2	59.1	49.5
Other (2)	0.2	0.1	0.3	1.6	0.1	0.1	3.0	-	5.7
Total USA Operations	206.1	185.4	227.3	229.6	230.9	226.6	230.4	229.8	231.0

Canadian Operations
Montney	100.3	102.8	97.5	74.5	75.0	82.9	70.0	76.8	63.1
Other (2)	-	-	0.1	0.1	-	-	0.2	0.1	0.3
Total Canadian Operations	100.3	102.8	97.6	74.6	75.0	82.9	70.2	76.9	63.4

Total	306.4	288.2	324.9	304.2	305.9	309.5	300.6	306.7	294.4

(1)
Production volumes associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026			2025
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	293	306	281	265	279	267	255	263	248
Anadarko (1)	130	22	238	246	248	245	246	245	247
Other (2)	1	1	1	4	1	-	8	-	15
Total USA Operations	424	329	520	515	528	512	509	508	510

Canadian Operations
Montney	1,616	1,630	1,603	1,346	1,377	1,413	1,296	1,342	1,251
Other (2)	1	-	1	1	-	-	2	1	3
Total Canadian Operations	1,617	1,630	1,604	1,347	1,377	1,413	1,298	1,343	1,254

Total	2,041	1,959	2,124	1,862	1,905	1,925	1,807	1,851	1,764

Total Production (MBOE/d)

USA Operations
Permian	226.0	231.0	220.9	215.2	218.9	210.2	215.8	214.5	217.1
Anadarko (1)	50.5	8.9	92.5	98.0	99.7	101.6	95.3	99.9	90.7
Other (2)	0.4	0.3	0.6	2.1	0.2	0.1	4.2	0.3	8.1
Total USA Operations	276.9	240.2	314.0	315.3	318.8	311.9	315.3	314.7	315.9

Canadian Operations
Montney	369.5	374.3	364.6	298.9	304.5	318.4	286.0	300.3	271.6
Other (2)	0.2	0.1	0.3	0.3	0.1	0.1	0.6	0.3	0.8
Total Canadian Operations	369.7	374.4	364.9	299.2	304.6	318.5	286.6	300.6	272.4

Total	646.6	614.6	678.9	614.5	623.4	630.4	601.9	615.3	588.3

(1)
Production volumes associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 31, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026			2025
(US$ millions)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	647	305	342	1,136	265	298	573	246	327
Anadarko (1)	50	3	47	270	20	90	160	77	83
Other (2)	2	1	1	24	3	2	19	1	18
Total USA Operations	699	309	390	1,430	288	390	752	324	428

Canadian Operations
Montney	414	236	178	583	147	119	317	166	151
Other (2)	3	-	3	1	-	-	1	(1)	2
Total Canadian Operations	417	236	181	584	147	119	318	165	153

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,116	545	571	2,014	435	509	1,070	489	581

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	46	22	24	83	20	21	42	19	23
Anadarko (1)	3	-	3	23	6	5	12	6	6
Other (2)	-	-	-	1	(1)	-	2	1	1
Total USA Operations	49	22	27	107	25	26	56	26	30

Canadian Operations
Montney	12	6	6	22	5	7	10	5	5
Other (2)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	12	6	6	22	5	7	10	5	5

Total Capitalized Directly Attributable Internal Costs	61	28	33	129	30	33	66	31	35

Total Capital Expenditures

USA Operations
Permian	693	327	366	1,219	285	319	615	265	350
Anadarko (1)	53	3	50	293	26	95	172	83	89
Other (2)	2	1	1	25	2	2	21	2	19
Total USA Operations	748	331	417	1,537	313	416	808	350	458

Canadian Operations
Montney	426	242	184	605	152	126	327	171	156
Other (2)	3	-	3	1	-	-	1	(1)	2
Total Canadian Operations	429	242	187	606	152	126	328	170	158

Corporate & Other	2	1	1	4	-	2	2	1	1
Total Capital Expenditures	1,179	574	605	2,147	465	544	1,138	521	617
Net Acquisitions & (Divestitures)	(2,808)	(2,808)	-	610	250	(57)	417	(9)	426
Net Capital Investment	(1,629)	(2,234)	605	2,757	715	487	1,555	512	1,043

(1)
Capital expenditures associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026			2025
	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1
				`
Drilling Activity (net wells drilled)

USA Operations
Permian	65	35	30	117	30	30	57	21	36
Anadarko (1)	4	1	3	33	4	7	22	15	7
Other (2)	-	-	-	1	-	-	1	-	1
Total USA Operations	69	36	33	151	34	37	80	36	44

Canadian Operations
Montney	62	33	29	80	20	20	40	19	21
Total Canadian Operations	62	33	29	80	20	20	40	19	21

Total	131	69	62	231	54	57	120	55	65

Completions Activity (net wells on production)

USA Operations
Permian	72	38	34	136	30	30	76	23	53
Anadarko (1)	6	-	6	37	2	14	21	11	10
Total USA Operations	78	38	40	173	32	44	97	34	63

Canadian Operations
Montney	66	40	26	96	20	19	57	39	18
Total Canadian Operations	66	40	26	96	20	19	57	39	18

Total	144	78	66	269	52	63	154	73	81

(1)
Net wells drilled and net wells on production associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes net wells drilled in plays that are not part of the Company’s current focus. Net wells drilled associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended June 30, 2026

U.S. Dollar / U.S. Protocol

For the period ended June 30, 2026

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q2 2026	YTD 2026

Cash From (Used in) Operating Activities	$1,632	$2,688
Deduct (Add back):
Net change in other assets and liabilities	(4)	(18)
Net change in non-cash working capital	380	211
Non-GAAP Cash Flow	$1,256	$2,495

Per Share - Basic	$4.49	$9.10
Per Share - Diluted	4.46	9.10

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,256	$2,495
Deduct:
Capital expenditures	574	1,179
Non-GAAP Free Cash Flow	$682	$1,316

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q2 2026	YTD 2026

Net Earnings (Loss) Before Income Tax	$539	$(288)
Before-tax (Addition) Deduction:
Unrealized gains (losses) on risk management	190	137
Impairments	-	(1,485)
Non-operating foreign exchange gain (loss)	(31)	(29)
Gain (loss) on divestitures	(337)	(337)
Adjusted Earnings (Loss) Before Income Tax	717	1,426
Income tax expense (recovery)	226	398
Non-GAAP Adjusted Earnings	$491	$1,028

Per Share - Basic	$1.75	$3.75
Per Share - Diluted	1.74	3.75

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2026

Long-Term Debt, Including Current Portion	$3,695
Total Shareholders’ Equity	11,499
Capitalization	$15,194

Debt to Capitalization	24%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011, in conjunction with the Company’s January 1, 2012, adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2026

Long-Term Debt, Including Current Portion	$3,695
Total Shareholders’ Equity	11,499
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$22,940

Debt to Adjusted Capitalization	16%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Trailing 12- Months

Long-Term Debt, Including Current Portion					$3,695

Net Earnings (Loss)	$148	$946	$(630)	$456	$920
Add back (deduct):
Depreciation, depletion and amortization	545	533	561	519	2,158
Interest	91	93	104	100	388
Income tax expense (recovery)	44	(574)	(197)	83	(644)
EBITDA	$828	$998	$(162)	$1,158	$2,822

Debt to EBITDA (times)					1.3

	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Trailing 12- Months

Long-Term Debt, Including Current Portion					$3,695

Net Earnings (Loss)	$148	$946	$(630)	$456	$920
Add back (deduct):
Depreciation, depletion and amortization	545	533	561	519	2,158
Impairments	141	49	1,485	-	1,675
Accretion of asset retirement obligation	7	7	7	7	28
Interest	91	93	104	100	388
Unrealized (gains) losses on risk management	20	(18)	53	(190)	(135)
Foreign exchange (gain) loss, net	(7)	6	(2)	23	20
(Gain) loss on divestitures, net	-	-	-	337	337
Other (gains) losses, net	(3)	(35)	(29)	(5)	(72)
Income tax expense (recovery)	44	(574)	(197)	83	(644)
Adjusted EBITDA	$986	$1,007	$1,352	$1,330	$4,675

Debt to Adjusted EBITDA (times)					0.8

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt and Net Debt to Adjusted EBITDA - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents. Net Debt to Adjusted EBITDA is defined as Net Debt divided by Adjusted EBITDA, as previously defined.

Net Debt	YTD 2026

Long-Term Debt, Including Current Portion	$3,695
Less:
Cash and cash equivalents	700
Net Debt	$2,995

Adjusted EBITDA (trailing 12-months)	$4,675

Net Debt to Adjusted EBITDA (times)	0.6

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing and upstream operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2026			2025
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	2,494	1,268	1,226	4,553	1,036	1,095	1,112	1,310
Production, mineral and other taxes	142	71	71	265	49	66	67	83
Transportation and processing	205	90	115	450	116	108	114	112
Operating	309	133	176	692	177	173	173	169
	1,838	974	864	3,146	694	748	758	946
Canadian Operations
Upstream Product Revenue (2) (3)	2,013	1,025	988	2,591	669	627	643	652
Production, mineral and other taxes	18	10	8	21	5	6	6	4
Transportation and processing	784	439	345	1,235	312	332	312	279
Operating	99	48	51	161	41	42	42	36
	1,112	528	584	1,174	311	247	283	333
Total Operations
Upstream Product Revenue (2) (3)	4,507	2,293	2,214	7,144	1,705	1,722	1,755	1,962
Production, mineral and other taxes	160	81	79	286	54	72	73	87
Transportation and processing	989	529	460	1,685	428	440	426	391
Operating	408	181	227	853	218	215	215	205
	2,950	1,502	1,448	4,320	1,005	995	1,041	1,279

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues and certain other revenues with no associated production volumes.

Sales Volumes (1)

	2026			2025
(BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	50,112,746	21,854,560	28,258,290	115,145,820	29,334,752	28,696,548	28,635,880	28,478,970
Canadian Operations	66,923,121	34,078,499	32,844,600	109,191,575	28,020,348	29,297,952	27,360,151	24,512,940
Total	117,035,867	55,933,059	61,102,890	224,337,395	57,355,100	57,994,500	55,996,031	52,991,910

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2026			2025
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	49.77	58.02	43.39	39.54	35.32	38.16	38.83	46.00
Production, mineral and other taxes	2.83	3.25	2.51	2.30	1.67	2.30	2.34	2.91
Transportation and processing	4.09	4.12	4.07	3.91	3.95	3.76	3.98	3.93
Operating	6.17	6.09	6.23	6.01	6.03	6.03	6.04	5.93
Netback	36.68	44.57	30.58	27.32	23.66	26.07	26.47	33.22
Total Canadian Operations
Price	30.08	30.08	30.08	23.73	23.88	21.40	23.50	26.60
Production, mineral and other taxes	0.27	0.29	0.24	0.19	0.18	0.20	0.22	0.16
Transportation and processing	11.71	12.88	10.50	11.31	11.13	11.33	11.40	11.38
Operating	1.48	1.41	1.55	1.47	1.46	1.43	1.54	1.47
Netback	16.62	15.49	17.78	10.75	11.10	8.43	10.34	13.58
Total Operations
Price	38.51	41.00	36.23	31.84	29.73	29.69	31.34	37.02
Production, mineral and other taxes	1.37	1.45	1.29	1.27	0.94	1.24	1.30	1.64
Transportation and processing	8.45	9.46	7.53	7.51	7.46	7.59	7.61	7.38
Operating	3.49	3.24	3.72	3.80	3.80	3.71	3.84	3.87
Netback	25.21	26.85	23.70	19.26	17.52	17.16	18.59	24.14

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations